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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)   October 27, 2005
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                    000-22194                36-2815480
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(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
Incorporation)                         File Number)          Identification No.)

233 South Wacker Drive, Chicago, Illinois               60606
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(Address of Principal Executive Offices)              (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02:  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On October 27, 2005, SPSS Inc. ("SPSS") and Norman H. Nie Consulting L.L.C., an Illinois limited liability company ("Nie Consulting"), mutually agreed to end the Amended and Restated Consulting Agreement (the "Consulting Agreement"), dated as of January 1, 2005, by and between SPSS and Nie Consulting with the end date to be effective as of December 31, 2005. Norman H. Nie, the president of Nie Consulting, serves as the Chairman of the Board of Directors of SPSS. Pursuant to the terms of the Consulting Agreement, Nie Consulting has confidentiality obligations to SPSS for five (5) years and has non-competition obligations to SPSS for one (1) year. SPSS will not incur any costs in connection with the ending of the Consulting Agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPSS INC.

                                        By:  /s/ RAYMOND H. PANZA
                                             -----------------------------------
                                             Raymond H. Panza
                                             Executive Vice President,
                                             Corporate Operations,
                                             Chief Financial Officer
Dated:   October 28, 2005                    and Secretary



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